SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (date  of  earliest  event  reported)  June  9,  2005
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                                 NS8 CORPORATION
                                 ---------------
             (Exact name of Registrant as specified in its charter)



            Delaware                   333-75956                  13-4142621
---------------------------------  ----------------          -------------------
(State or other jurisdiction       (Commission File             (IRS Employer
of incorporation or organization)      number)               Identification No.)


  One Union Square, Suite 1525, 600 University Street, Seattle, Washington 98101
  ------------------------------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                                 (206) 331-4545
                                ---------------
              (Registrant's Telephone Number, Including Area Code)


                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange  Act  (17  CFR  240.14d-2(b))

[ ]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17  CFR  240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item  1.01.     Entry  into  a  Material  Definitive  Agreement.

     The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

                        Section 2- Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     (a)  Creation  of  a  Direct  Financial  Obligation.

     On December 13, 2004, NS8 Corporation (the "Company") borrowed $2,500,000 from Cornell Capital Partners, LP ("Cornell"). The loan bore interest at the rate of 12% per annum and was due on June 30, 2005. The loan was evidenced by a promissory note dated December 10, 2004.

     The Company had previously entered into a Standby Equity Distribution Agreement (the "SEDA") with Cornell dated May 19, 2004, pursuant to which the Company agreed to sell shares of its common stock to Cornell. The shares of common stock to be issued to Cornell under the SEDA may be resold by Cornell under an effective registration statement filed by the Company with the Securities and Exchange Commission. Cornell was to apply the proceeds from the sale of the shares issued under the SEDA to the repayment of the loan.

     The Company agreed to escrow twenty-four requests for advances under the SEDA in an amount not less than $100,000 and one request for an advance under the SEDA in an amount not less than $197,808, and issued shares of the Company's Common Stock to David Gonzalez, Esq., to be held in escrow subject to the terms of the loan.

     The obligation evidenced by the $2,500,000 promissory note to Cornell was amended and restated effective June 9, 2005. As a result of this amendment and restatement, all remaining requests for advances were released from escrow, and all escrowed shares were returned unissued to the Company's transfer agent. The outstanding principal balance and accrued interest of the amended and restated promissory note is $1,518,290.41, which is due and payable to Cornell on July 1, 2005. The amended and restated promissory note continues to bear interest at the rate of 12% per annum.

     On June 9, 2005 the Company borrowed $500,000 from Cornell. The principal on the loan and accrued interest are due on March 1, 2006. The loan bears interest at the rate of 12% per annum.

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

                  Section 9 - Financial Statements and Exhibits

Item  9.01.     Financial  Statements  and  Exhibits.

     (c)     Exhibits


Exhibit Number  Description
--------------  -------------------------------------------------------

     10.1       Promissory Note for $2,500,000 payable to Cornell
                Capital Partners, LP, dated December 10, 2004
                (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K/A dated
                December 14, 2004).

     10.2       Amended and Restated Promissory Note for
                $1,518,290.41 payable to Cornell Capital Partners, LP, dated June 9, 2005 (incorporated by reference to Exhibit 10.44 to the Company's Registration Statement on Form SB-2, filed on June 10, 2005 (the "SB-2")).

     10.3       Promissory Note for $500,000 payable to Cornell
                Capital Partners, LP, dated June 9, 2005 (incorporated by reference to Exhibit 10.45 to the SB-2).


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

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     NS8  CORPORATION


Date:  June  20,  2005               By:   /s/  Melanie Thomson
                                           -------------------------------------
                                           Melanie Thomson
                                           Chief Operating Officer


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